Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Junior Subordinated Notes
In July 2024, AerCap Trust and AICDC co-issued $750 million aggregate principal amount of 6.950% fixed-rate reset junior subordinated notes due 2055. The Junior Subordinated Notes are fully and unconditionally guaranteed on a junior subordinated basis by the Company and certain other subsidiaries of the Company.
AerFunding Revolving Credit Facility amendment and extension
In April 2006, AerFunding entered into a non-recourse senior secured revolving credit facility which was subsequently upsized and amended. In July 2024, AerFunding amended this facility, extending the revolving period to July 2027, following which there is a 24-month term out period. The final maturity date of the AerFunding Revolving Credit Facility is July 2029.
Agreements with Airbus and Spirit Airlines, Inc. (“Spirit”)
In July 2024, we entered into an agreement with Airbus to purchase 36 A320neo Family aircraft that were previously on order by Spirit. At the same time, we entered into lease agreements with Spirit for these aircraft, which are scheduled to deliver in 2027 and 2028.
We also entered into a contingent purchase agreement with Airbus for up to 52 additional A320neo Family aircraft currently on order by Spirit and scheduled to deliver from 2029 to 2031. Under this agreement, we will purchase these aircraft in the event that the purchase agreement between Airbus and Spirit is terminated, subject to certain conditions.